[TRAVELERS LOGO]                                                                                        TRAVELERS MARQUIS PORTFOLIOS
The Travelers Life and Annuity Company
One Tower Square o Hartford, CT  06183-9061                                                                     DATA COLLECTION FORM
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ISSUING COMPANY
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Check one:   [ ]  The Travelers Insurance Company  (  NEED APPROPRIATE STATES TO LIST HERE       )
             [ ]  The Travelers Life and Annuity Company  (All other jurisdictions)

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OWNER INFORMATION (REFERS TO CONTRACT OR CERTIFICATE OWNER)
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Name                                                          Address
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Date of Birth (DOB)
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SS#                                    Sex   [ ] M    [ ] F
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U.S. Citizen        [ ]  Y      [ ]  N Telephone (Daytime)      (  )      -
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The Owner stated above will be used for all correspondence and tax reporting purposes.
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JOINT OWNER (NONQUALIFIED ONLY)                  Relationship to Owner:
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Name                                                                  SS#                                    DOB
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ANNUITANT (IF DIFFERENT FROM OWNER)
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Name                                                                  SS#                                    DOB
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Sex        [ ]  M    [ ]  F   If no Annuitant is specified, the Owner stated above will be the Annuitant.
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CONTINGENT ANNUITANT, IF ANY  (NONQUALIFIED ONLY)
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Name                                                                  SS#                                    DOB
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BENEFICIARY INFORMATION
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Full Name                             SS#                             DOB              Relationship          % ToReceive
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1.
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2.
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3.
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INVESTMENT OPTIONS
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AIM Capital Appreciation Portfolio                  %  Salomon Brothers Investors Fund                                            %
                                              -------                                                                      --------
Delaware Small Cap Value Series                     %  Smith Barney High Income Portfolio                                         %
                                              -------                                                                      --------
Delaware Investments REIT Series                    %  Smith Barney Large Cap Growth Portfolio                                    %
                                              -------                                                                      --------
Dreyfus Capital Appreciation Portfolio              %  Smith Barney Money Market Portfolio                                        %
                                              -------                                                                      --------
Dreyfus Small Cap Portfolio                         %  Strategic Stock Portfolio                                                  %
                                              -------                                                                      --------
Franklin Small Company Investments Fund             %  Strong Schafer Value Fund II                                               %
                                              -------                                                                      --------
Jurika & Voyles Core Equity Portfolio               %  TBC Managed Income Portfolio                                               %
                                              -------                                                                      --------
Large Cap Portfolio (Fidelity Sub-adviser)          %  Templeton Developing Markets Fund                                          %
                                              -------                                                                      --------
Lazard International Stock Portfolio                %  Templeton International Fund                                               %
                                              -------                                                                      --------
MFS Research Portfolio                              %  Travelers Disciplined Mid Cap Stock Portfolio                              %
                                              -------                                                                      --------
Montgomery Variable Series: Growth Fund             %  Travelers Disciplined Small Cap                                            %
                                              -------                                                                      --------
NWQ Large Cap Portfolio                             %  Travelers U.S. Government Securities Portfolio                             %
                                              -------                                                                      --------
OpCap OCC Accumulation Trust Equity                 %  Warburg Pincus Emerging Markets Portfolio                                  %
Portfolio                                     -------                                                                      --------
                                                        Other                                                                     %
                                                              -------------------------------------------------            --------
                                                                                                           TOTAL              100%
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DOLLAR COST AVERAGING         SYSTEMATIC WITHDRAWAL           PURCHASE AMOUNT ($25,000 MINIMUM)
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     [ ] Y         [ ]  N           [ ] Y         [ ]  N      Amount of Initial Purchase Payment:
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TYPE OF PLAN                                                  REPLACEMENT INFORMATION
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[ ]  Nonqualified             [ ]  403(b) TSA                 Will the contract applied for replace any existing annuity
[ ]  IRA Rollover/Transfer         Rollover/Transfer          contract or life insurance policy?        [ ] Y      [ ] N
[ ]  Roth IRA Rollover/       [ ]  Other, please specify:     If Yes, specify company name and contract number in the
     Transfer
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[ ]  Roth IRA Conversion                                     "Remarks" section below.
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DEATH BENEFIT          [ ]  Standard
                       [ ]  Enhanced
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Remarks:

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ACKNOWLEDGMENT
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I understand the certificate will take effect when the first purchase payment is received and the application is approved in the
Home Office of The Travelers.  ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE APPLIED FOR, WHEN BASED ON INVESTMENT EXPERIENCE
OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.  No Representative is authorized to make changes to the certificate or application.  I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.  In Nonqualified situations if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

For Nonqualified certificates, if the Owner dies and is survived by the Annuitant before an Annuity Option or an Income Option payment begins, the surviving Joint Owner assumes full ownership of the certificate and not the Beneficiary named by Written
Request.

NOTE:  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or application containing any false, incomplete or misleading information is guilty of a felony of the third degree.
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Owner's Signature                                                              Date
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Joint Owner's Signature                                                        Date
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City                                                               State                         Zip Code
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REPRESENTATIVE USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.
Will the contract applied for replace any existing annuity contract or life insurance policy?    [ ] Y    [ ] N


Please Include:  Phone #:  (     )                                                        Fax #:  (     )
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Representative's Name                                                SS#                           License #
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Representative's Signature                                                                         Date
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Broker/Dealer
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